EXHIBIT  21.1                                      BJ SERVICES COMPANY
                                                      SUBSIDIARIES

Name of Entity/Jurisdiction of Organization                                              Percentage Owned By
-------------------------------------------                                              -------------------
                                                                                      Registrant    Subsidiary
                                                                                      ----------    ----------
BJ Services Company Middle East (Delaware)  . . . . . . . . . . . . . . . . . . . . .                 100%
  Gulf Well Services Company (Kuwait) (Joint Venture)   . . . . . . . . . . . . . . .                  40%
BJ Services Company Overseas (Delaware) . . . . . . . . . . . . . . . . . . . . . . .   100%
BJ Services Company, U.S.A. (Delaware)  . . . . . . . . . . . . . . . . . . . . . . .                 100%
  Western Petroleum Services, Inc. (Delaware)   . . . . . . . . . . . . . . . . . . .                 100%
  Western Petroleum Services International Company (Delaware)   . . . . . . . . . . .                 100%
      Western Petroleum Services International Nigeria Ltd. (Nigeria) (Joint Venture)                  80%
      P.T. Western Petroleum Servindo (Indonesia) (Joint Venture) . . . . . . . . . .                  64%
      Western Rotary Petroleum Services KFT (Hungary) (Joint Venture) . . . . . . . .                  50%
  Western Oceanic (Nigeria) Ltd. (Nigeria) (Joint Venture)  . . . . . . . . . . . . .                  60%
  Colony Drilling Company Limited (UK)  . . . . . . . . . . . . . . . . . . . . . . .                 100%
      Western Petroleum Services (U.K.) Ltd. (UK) . . . . . . . . . . . . . . . . . .                 100%
  Western Oceanic Services, Inc. (Delaware)   . . . . . . . . . . . . . . . . . . . .                 100%
  Western Services International, Inc. (Delaware)   . . . . . . . . . . . . . . . . .                 100%
  Western Oilfield Supply & Rental, Inc. (Delaware)   . . . . . . . . . . . . . . . .                 100%
  Western Oceanic, Inc. (Delaware)  . . . . . . . . . . . . . . . . . . . . . . . . .                 100%
      Western Oceanic International, Inc. (Panama)  . . . . . . . . . . . . . . . . .                 100%
          Altomar Perfuracoes Maritimas Ltda. (Brazil)  . . . . . . . . . . . . . . .               99.99%
  Saturn Energy Company (Delaware)    . . . . . . . . . . . . . . . . . . . . . . . .                 100%
  Offshore International Ltd. (Delaware)    . . . . . . . . . . . . . . . . . . . . .                 100%
  WOI, Inc.           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 100%
BJ Service International, Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . .                 100%
  BJ-Hughes C.I. Ltd. (Cayman Islands)  . . . . . . . . . . . . . . . . . . . . . . .                 100%
  BJ Oilwell Services (Malaysia) Sdn. Bhd. (Joint Venture)  . . . . . . . . . . . . .                  65%
  BJ Service International (Thailand) Ltd.  . . . . . . . . . . . . . . . . . . . . .                 100%
  BJ Service Arabia Ltd. (Saudi Arabia) (Joint Venture)   . . . . . . . . . . . . . .                  70%
  BJ Services C.I., Ltd. (Cayman Islands)   . . . . . . . . . . . . . . . . . . . . .                 100%
  BJ Services Canada Inc. (Alberta)   . . . . . . . . . . . . . . . . . . . . . . . .                 100%
  BJ Services Company B.V. (Netherlands)  . . . . . . . . . . . . . . . . . . . . . .                 100%
      BJ Services Company GmbH (Germany)  . . . . . . . . . . . . . . . . . . . . . .                 100%
      BJ Services AS (Norway) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 100%
          BJ COMTEC AS (Norway  . . . . . . . . . . . . . . . . . . . . . . . . . . .                 100%
      BJ Services Company Italia S.r.l. (Italy) . . . . . . . . . . . . . . . . . . .                 100%
  BJ Services Company Mexicana S.A. de C.V. (Mexico)  . . . . . . . . . . . . . . . .                 100%
  BJ Services Company (Nigeria) Limited (Joint Venture)   . . . . . . . . . . . . . .                  60%
  BJ Services Company S.A. (Panama)   . . . . . . . . . . . . . . . . . . . . . . . .                 100%
  BJ Services Company Limited (Scotland)  . . . . . . . . . . . . . . . . . . . . . .                 100%
      BJ Services Company (UK) Limited (Scotland) . . . . . . . . . . . . . . . . . .                 100%
      BJ Leasing Company Limited (Scotland-Vestfonn)  . . . . . . . . . . . . . . . .                 100%
      BJS Oilfield Technology Limited . . . . . . . . . . . . . . . . . . . . . . . .                 100%
      BJS Services International Limited (Scotland) (Eastern Europe)  . . . . . . . .                 100%
  BJ Services Company (Singapore) Pte. Ltd. Singapore)  . . . . . . . . . . . . . . .                 100%
  BJ Services de Venezuela IV, C.A. (Venezuela)   . . . . . . . . . . . . . . . . . .                 100%
      BJ Services de Venezuela, C.A. (Venezuela)  . . . . . . . . . . . . . . . . . .                 100%
          BJ Services de Venezuela II, C.A. (Venezuela)   . . . . . . . . . . . . . .                 100%
               BJ Services de Venezuela III, C.A. (Venezuela) . . . . . . . . . . . .                 100%
  BJ Services International S.A. (Panama)   . . . . . . . . . . . . . . . . . . . . .                 100%
  BJ Pumping Services Company S.A. (Panama) (Joint Venture)   . . . . . . . . . . . .                  65%
  BJ Services S.A. (Argentina)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                 100%
      Compania de Servicios Petroleros BJ Boliviana S.A.
          (BJ Boliviana S.A.) (Bolivia) (Joint Venture)   . . . . . . . . . . . . . .                  49%
  Hughes Services Eastern Hemishpere S.A.R.L. (France)  . . . . . . . . . . . . . . .                 100%
  International Specialty Chemicals Ltd. (Cayman Islands) (Joint Venture)   . . . . .                  75%
  P.T. BJ-Hughes Services Indonesia (Indonesia) (Joint Venture)   . . . . . . . . . .                  75%
  SEBEP (Servicios Brasileiros Especializados em Petroleo S.A.) (Brazil)  . . . . . .                 100%
      SEBEP Quimica Industria e Comercio Ltda. (Brazil) . . . . . . . . . . . . . . .                 100%
      SEBEX Oil Well Services, S.A. (Brazil)  . . . . . . . . . . . . . . . . . . . .                 100%
  Societe Algerienne de Cimentation (ALCIM) (Algeria) (Joint Venture)   . . . . . . .                  49%
